Exceptional items	9 Months Ended
Sep. 30, 2025
Analysis of income and expense [abstract]
Exceptional items	Exceptional items

	For the three months ended September 30,		For the nine months ended September 30,
	2025	2024	2025	2024
	€m	€m	€m	€m
Business transformation program (1)	14.2	14.4	35.4	47.2
Organizational streamlining program (2)	3.1	—	10.9	—
Supply chain network optimization (3)	—	—	1.9	—
Settlement of legacy matters (4)	(0.4)	(0.1)	0.7	3.0
Total exceptional items	16.9	14.3	48.9	50.2

We do not consider these items to be indicative of our ongoing operating performance, allowing investors and management to assess operating performance on a consistent basis.

(1)    Business transformation program

In 2020, the Company launched a multi-year, enterprise-wide transformation and optimization program. The project is ongoing and there remain certain phases to be implemented which are expected to extend beyond 2026. The program aims to transform data, processes and systems to enable better decision making and analytical capability, building a platform and organization to support future growth and provide better value for shareholders. The program includes the implementation of a new ERP system in some countries.

Expenses incurred to date consist of restructuring, severance and transformational project costs, including business technology transformation initiative costs and related professional fees.

(2)    Organizational streamlining program

In 2025, the Company is executing an enterprise-wide restructuring program relating to non-factory operations. The program aims to significantly reduce operational expense through an optimization of the organizational structure. Expenses consist primarily of severance costs. The program is expected to be completed in 2026.
(3)    Supply chain network optimization

In the second quarter 2025, the Company initiated a supply chain network optimization program which aims to enhance operational efficiency. The program is expected to incur restructuring costs, including accelerated depreciation of assets and severance costs. Under this program, in the second quarter of 2025, the Company commenced its plan to close operations at a factory in Sweden. As a result the useful lives of certain fixed assets have been reassessed and incremental depreciation of €5.6 million was recognized in cost of sales. The project is expected to run until 2027.

(4)    Settlement of legacy matters
In 2025, a net expense has been recognized, primarily associated with the settlement of a claim that relates to a period prior to the acquisition by the Company. In 2024, a net expense has been recognized associated with the release of acquired provisions relating to periods prior to acquisition by the Company and other gains or charges associated with items that were originally recognized as exceptional.

Tax impact of exceptional items
The tax impact of the exceptional items for the three months ended September 30, 2025 amounted to a credit of €4.1 million (2024: €3.6 million) and a credit of €11.5 million for the nine months ended September 30, 2025 (2024: €12.5 million).
Cash flow impact of exceptional items
Included in the Condensed Consolidated Interim Statements of Cash Flows for the nine months ended September 30, 2025 is €48.4 million (2024: €55.6 million) of cash outflows relating to exceptional items. This includes cash flows related to the above items in addition to the cash impact of the settlement of provisions brought forward from previous accounting periods.

Disclosure of changes in accounting estimates [text block]	5.6 million